SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 14, 1998





                           THISTLE GROUP HOLDINGS, CO.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



      Pennsylvania                           0-24353        23-2960768
----------------------------             --------------    ---------------
(State or other jurisdiction             (SEC File No.)    (IRS Employer
     of incorporation)                                     Identification
                                                             Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                  19128
---------------------------------------------                ---------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------


Exhibit 99.1      --       Press release regarding completion of stock
------------               offerings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          THISTLE GROUP HOLDINGS, CO.


Date:             July 14, 1998           By: /s/John F. McGill, Jr.
                                              ----------------------------------
                                              John F. McGill, Jr.
                                              President and Chief
                                              Executive Officer